UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): September 23, 2004

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

        The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders — 3 Month Summary
(Percent change.  Trailing 3-month average versus prior year.)

	Jun '04	Jul `04	Aug `04
Process Control	+5	+10 to +15	+10 to +15
Industrial Automation	+15 to +20	+15 to +20	+15 to +20
Electronics and Telecom	+15 to +20	+15 to +20	+10
HVAC	>20+	+15 to +20	+10
Appliance and Tools	+5 to +10	+5 to +10	+15
Total Emerson	+10 to +15	+10 to +15	+10 to +15

August ‘04 Order Comments:

Strong orders continued across the company with favorable currency exchange rates contributing approximately 3.5 percentage points of the total +10% to +15% increase.

Process Control experienced solid orders across the majority of businesses in measurement and analytical, valves and regulators, and systems and solutions.

Orders in Industrial Automation were strong in all regions across nearly all businesses.

Orders in the Electronics and Telecommunications segment changed to +10% due to tougher comparisons with orders recovering last year in July and August as well as weaker demand in the OEM business.

HVAC orders reflect continued gains worldwide with slower growth in the U.S. residential air conditioning market and tougher prior year comparisons.

Orders increased in the Appliance and Tools segment with growth across nearly every business and in all major regions.

Upcoming Investor Events

September 24, 2004 — Prudential Financial Conference
     Time:  8:30 a.m. Eastern Daylight Time
     Presenter:  David N. Farr, Chief Executive Officer
     Presentation:   Will be posted at the presentation starting time in the Investor Relations area of Emerson’s
                             Web site at www.gotoemerson.com/financial

On Tuesday November 2, 2004 Emerson will issue the Company’s fourth quarter and fiscal year 2004 results.   Emerson senior management will discuss the results during an investor conference call that will be held the same day.  The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

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All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial  and completing a brief registration form.  A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate web site as they occur.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: September 23, 2004	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

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